================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 2001



                        FORTIS BENEFITS INSURANCE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         MINNESOTA                       33-46620                 81-0170040
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



                 576 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (651) 361-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5. OTHER EVENTS.

     On December 31, 2001, Fortis, Inc. issued the press release included herein as Exhibit 99 regarding the acquisition of Protective Life Corporation's Dental Benefits Division by Fortis, Inc. and certain of its affiliates, including the Registrant. Specifically, the Registrant acquired certain assets from Protective Life Corporation for $3.5 million and coinsured certain dental and other insurance policies written and reinsured by Protective Life Insurance Company and Empire General Life Assurance Corporation.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit No.                Description
         -----------                ------------
         99                         Press Release, dated December 31, 2001, regarding the acquisition of Protective Life Corporation's Dental Benefits Division

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FORTIS BENEFITS INSURANCE COMPANY
                                               (Registrant)



Date:  January 9, 2002                 By: /s/ Larry Cains
                                           -------------------------------------
                                           Name:  Larry Cains
                                           Title: Treasurer